UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2009

GLOBAL EARTH ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-148324	36-4567500
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

534 Delaware, Suite 412, Buffalo, New York	14202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(910) 616-0077

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02, Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On July 14, 2009 Sydney A. Harland, President and Chief Executive Officer of Global Earth Energy, Inc., (the “Company”), concluded that the previously issued audited August 31, 2008 financial statements and the interim financial statements for the periods ended November 30, 2008 and February 28, 2009 should no longer be relied upon because of the omission of certain information.  The company’s independent auditor Rotenberg & Co. LLP Certified Public Accountants (“Rotenberg”) was informed of the matters disclosed above.

The above mentioned financials should no longer be relied upon because the services rendered by a consultant valued at $100,000 were previously unreported.

ITEM 9.01.  Financial Statements and Exhibits.

(a)	Financial statements of business acquired:

None

(b)	Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EARTH ENERGY, INC.

Date: July 15, 2008	By:	/s/ Sydney A. Harland
Sydney A. Harland
Chief Executive Officer